Exhibit 10.3

AMENDMENT NO. 4

TO RESTATED AND AMENDED COAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 4 (“Amendment”) is entered into effective as of September 1, 2005, by and between Seminole Electric Cooperative, Inc. (hereinafter referred to as “Buyer”), a Florida corporation, and Webster County Coal, LLC, a Delaware limited liability company (successor-in-interest to Webster County Coal Corporation, a Kentucky corporation), White County Coal, LLC, a Delaware limited liability company (successor-in-interest to White County Coal Corporation, a Delaware corporation), and Alliance Coal, LLC (“Alliance”), as successor-in-interest to Mapco Coal, Inc., and agent for Webster County Coal, LLC and White County Coal, LLC, all having an address of 1717 South Boulder Avenue, Tulsa, Oklahoma 74119-4886, (the foregoing companies hereinafter referred to as “Seller”).

RECITALS:

WHEREAS, Buyer and Seller entered into that certain Restated and Amended Coal Supply Agreement (“Restated Agreement”), effective February 1, 1986, as amended by Amendment No. 1 dated May 10, 1996, as amended by that certain Interim Coal Supply Agreement, dated May 1, 2000, as amended by Amendment No. 2, dated February 28, 2002, and as amended by Amendment No. 3, dated January 1, 2003; and

WHEREAS, the Interim Coal Supply Agreement, dated May 1, 2000, terminated by its terms on December 31, 2004; and

WHEREAS, Amendment No. 2, dated February 28, 2002, was terminated effective January 1, 2003, by the terms of Amendment No. 3; and

WHEREAS, Buyer and Seller desire to terminate Amendment No. 3, dated January 1, 2003, effective September 1, 2005.

NOW, THEREFORE, in consideration of the recitals and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1. Amendment No. 3, dated January 1, 2003, is hereby terminated effective September 1, 2005.

2. Buyer and Seller confirm, acknowledge and agree that the Restated Agreement and Amendment No. 1, dated May 10, 1996, together contain the entire agreement between the parties as to coal produced, sold and delivered pursuant to the Restated Agreement and there are no representations, undertakings, or agreements, oral or written, which are not included in the Restated Agreement and said Amendment No. 1.

3. Buyer and Seller, to the best of their respective knowledge and belief, confirm and acknowledge that the Guaranty, signed by MAPCO, Inc., remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year below written, but effective as of September 1, 2005.

WEBSTER COUNTY COAL, LLC		SEMINOLE ELECTRIC COOPERATIVE, INC.

By:	/s/ Gary J. Rathburn	By:	/s/ Richard Midulla
Title:	Sr. Vice President-Marketing	Title:	Executive V.P. & General Manager

Date: 10/25/05		Date: 10/21/05

WHITE COUNTY COAL, LLC		ALLIANCE COAL, LLC for itself and as Agent for WEBSTER COUNTY COAL, LLC, and WHITE COUNTY COAL, LLC

By:	/s/ Gary J. Rathburn	By:	/s/ Gary J. Rathburn
Title:	Sr. Vice President-Marketing	Title:	Sr. Vice President-Marketing

Date: 10/25/05		Date: 10/25/05

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